As filed with the Securities and Exchange Commission on March 29, 2012

Registration No. 333-179829

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

to

Form S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

DELPHI AUTOMOTIVE PLC*

(Exact Name of Registrant as Specified in Its Charter)

Jersey	3714	98-1029562
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

Courtney Road

Hoath Way

Gillingham, Kent ME8 0RU

United Kingdom

011-44-163-423-4422

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

KEVIN P. CLARK

Senior Vice President and Chief Financial

Officer

c/o Delphi Automotive Systems, LLC

5725 Delphi Drive

Troy, MI 48098

(248) 813-2000

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

Copies to:

David M. Sherbin Senior Vice President, General Counsel, Secretary and Chief Compliance Officer c/o Delphi Automotive Systems, LLC 5725 Delphi Drive Troy, MI 48098 (248) 813-2000	Michael Kaplan Davis Polk & Wardwell LLP 450 Lexington Avenue New York, New York 10017 (212) 450-4000

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box:  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐		Accelerated filer	☐
Non-accelerated filer	☒	(Do not check if a smaller reporting company)	Smaller reporting company	☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)  ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)  ☐

*	Certain subsidiaries of Delphi Automotive PLC are also registrants and are identified on the following page.

CALCULATION OF REGISTRATION FEE

Title Of Each Class Of Securities To Be Registered	Amount To Be Registered	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount Of Registration Fee(2)
5.875% Senior Notes due 2019	$500,000,000	100%	$500,000,000	$57,300
6.125% Senior Notes due 2021	$500,000,000	100%	$500,000,000	$57,300
Guarantees of 5.875% Senior Notes due 2019	(3)	(3)	(3)	(3)
Guarantees of 6.125% Senior Notes due 2021	(3)	(3)	(3)	(3)

(1)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(f) under the Securities Act of 1933.
(2)	Previously paid.
(3)	No separate consideration will be received for the Guarantees of 5.875% Senior Notes due 2019 and Guarantees of 6.125% Senior Notes due 2021 being registered hereby. In accordance with Rule 457(n) under the Securities Act, no registration fee is payable with respect to the guarantees.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Registrant as Specified in Its Charter*	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification Number
Delphi Corporation	Delaware	3714	27-0791190
Delphi Automotive LLP	England and Wales	3714	98-0643213
Delphi Automotive Holdings US Limited	Jersey	3714	98-0641314
Delphi Holdings, LLC	Delaware	3714	27-0791338
Delphi Holdfi UK Limited	England and Wales	3714	98-1014652
Delphi Financial Holdings, LLC	Delaware	3714	45-3164522
Delphi Automotive Systems, LLC	Delaware	3714	27-0791454
Delphi Connection Systems, LLC	Delaware	3714	27-0791639
Delphi International Services Company, LLC	Delaware	3714	27-0792069
Delphi Technologies, Inc.	Delaware	3714	38-3430681
Delphi Trade Management, LLC	Delaware	3714	27-0792170
Delphi Connection Systems Holdings LLC	Delaware	3714	27-1041870
Delphi Properties Management LLC	Delaware	3714	27-1042200
Delphi Global Real Estate Services, LLC	Michigan	3714	27-1413637
Delphi Medical Systems, LLC	Delaware	3714	27-0791552

*	The address, including zip code, and telephone number, including area code, of each registrant’s principal executive offices is c/o Delphi Automotive Systems, LLC 5725 Delphi Drive, Troy, MI 48098, Tel. (248) 813-2000.

EXPLANATORY NOTE

This Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-179829) is being filed solely to file the exhibits indicated in Item 21. No changes are made to the Prospectus contained in Part I of the Registration Statement on Form S-4 (File No. 333-179829) filed on March 1, 2012. Except in respect of Item 21, no other changes are made to Part II of the Registration Statement.

PART II INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.	Indemnification of Directors and Officers.

Delphi Corporation

Delphi Technologies, Inc.

Each of Delphi Corporation and Delphi Technologies, Inc. is a Delaware corporation. Section 102(b)(7) of the Delaware General Corporation Law (the “DGCL”) enables a corporation to eliminate or limit the personal liability of a director to the corporation or its stockholders for monetary damages for breach of the director’s fiduciary duty, except:

•	for any breach of the director’s duty of loyalty to the corporation or its stockholders;

•	for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

•	pursuant to Section 174 of the DGCL (providing for liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions); or

•	for any transaction from which the director derived an improper personal benefit.

In accordance with Section 102(b)(7) of the DGCL, the Certificate of Incorporation of Delphi Corporation includes a provision eliminating, to the fullest extent permitted by the DGCL, the liability of Delphi Corporation’s directors to Delphi Corporation or its stockholders for monetary damages for breach of fiduciary as director.

Section 145(a) of the DGCL empowers a corporation to indemnify any present or former director, officer, employee or agent of the corporation, or any individual serving at the corporation’s request as a director, officer, employee or agent of another organization, who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding provided that such director, officer, employee or agent acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, provided further that such director, officer, employee or agent had no reasonable cause to believe his or her conduct was unlawful.

The DGCL provides that the indemnification described above shall not be deemed exclusive of any other indemnification that may be granted by a corporation pursuant to its by-laws, disinterested directors’ vote, stockholders’ vote, agreement or otherwise.

The DGCL also provides corporations with the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation in a similar capacity for another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability as described above.

In accordance with Section 145(a) of the DGCL, each of Delphi Corporation’s Bylaws and Delphi Technologies, Inc.’s Bylaws provide that every person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person, or such person’s testator or intestate, is or was serving as a director or officer of or is or was serving at the request of the company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, or as a member of any committee or similar body, shall be indemnified and held harmless to the fullest extent legally permissible under the DGCL against all expenses (including attorney’s fees), judgments, penalties, fines and amounts paid in settlement reasonably incurred by such person in connection with such action, suit or proceeding (including appeals) or the defense or settlement thereof or any claim, issue, or matter therein. Expenses incurred by a director or officer in defending such an action, suit or proceeding shall be paid by such company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay any amount if it is ultimately determined that such director or officer is not entitled to indemnification by such corporation as authorized by the relevant sections of the DGCL.

Delphi Holdings, LLC

Delphi Automotive Systems, LLC

Delphi Connection Systems, LLC

Delphi International Services Company, LLC

Delphi Medical Systems, LLC

Delphi Connection Systems Holdings LLC

Delphi Properties Management LLC

Delphi Trade Management, LLC

Each of Delphi Holdings, LLC, Delphi Automotive Systems, LLC, Delphi Connection Systems, LLC, Delphi International Services Company, LLC, Delphi Medical Systems, LLC, Delphi Connection Systems Holdings LLC, Delphi Properties Management LLC and Delphi Trade Management, LLC is a Delaware limited liability company (each, a “Delphi Delaware LLC”). Under the Limited Liability Company Operating Agreement of each of the Delphi Delaware LLCs, each Delphi Delaware LLC is required to indemnify, to the fullest extent permitted by Delaware law, the member, its affiliates and any of their respective officers, directors, employees, stockholders, partners (limited and/or general) managers, members, consultants or agents and each person acting in any such capacity for each such LLC, respectively, from and against any and all claims, and demands, whatsoever arising, liabilities, damages, losses, costs and expenses (including amounts paid in satisfaction of judgments, in compromises and settlements, as fines and penalties and legal or other costs and reasonable expenses of investigating or defending against any claim or alleged claim and any tax imposed on such person) of any nature whatsoever, liquidated or unliquidated, that are incurred by such person and arise out of or in connection with the affairs of each such Delphi Delaware LLC, respectively.

Delphi Financial Holdings, LLC

Delphi Financial Holdings, LLC is a Delaware limited liability company. Under the Limited Liability Company Operating Agreement of Delphi Financial Holdings, LLC, Delphi Financial Holdings, LLC is required to indemnify, to the fullest extent permitted by Delaware law, the member, any manager or officer, respectively, for any loss, damage or claim incurred by such person by reason of any act or omission performed or omitted by such person in good faith and on behalf of Delphi Financial Holdings, LLC and in a manner reasonably believed to be within the scope of the authority conferred on such person.

Delphi Automotive PLC

Delphi Automotive Holdings US Limited

Each of Delphi Automotive PLC and Delphi Automotive Holdings US Limited is a company organized under the laws of Jersey (each, a “Delphi Jersey Company”). Under each of their Articles of Association, each Delphi Jersey Company is required to indemnify every present and former “officer” (which refers to directors and officers) of such Delphi Jersey Company out of the assets of such Delphi Jersey Company against any loss or liability incurred by such officer by reason of being or having been such an officer. The extent of such indemnities shall be limited in accordance with the provisions of the Companies (Jersey) Law 1991, as amended.

Delphi Automotive LLP

Delphi Automotive LLP is a limited liability partnership organized under the laws of England and Wales. Under Delphi Automotive LLP’s Fifth Amended and Restated LLP Agreement, Delphi Automotive LLP is required to indemnify every person who was or is made a party or is threatened to be made a party to or is involved in or participates as a witness with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was the managing Member, designated member, tax matters member or an officer, or is or was serving at the request of Delphi Automotive LLP as a manager, director, officer, employee, fiduciary or agent of another entity. The extent of such indemnities shall be limited in accordance with the provisions of the Limited Liability Partnership Act 2000 under the laws of England and Wales (as amended or replaced from time to time).

Delphi Holdfi UK Limited

Delphi Holdfi UK Limited is a private company incorporated under the laws of England and Wales. Under Delphi Holdfi UK Limited’s Articles of Association, the company is required to indemnify a relevant director of the company out of the company assets against (a) any liability incurred by that director in connection with any negligence, default, breach of duty or breach of trust in relation to the company or an associated company; (b) any liability incurred by that director in connection with the activities of the company or an associated company in its capacity as a trustee of an occupational pension scheme (as defined in section 235(6) of the Companies Act); and (c) any other liability incurred by that director as an officer of the company or an associated company.

Delphi Global Real Estate Services, LLC

Delphi Global Real Estate Services, LLC is a Michigan limited liability company. Under the Limited Liability Company Operating Agreement of Delphi Global Real Estate Services, LLC, Delphi Global Real Estate Services, LLC is required to indemnify, to the fullest extent permitted by Michigan law, the member, its affiliates and any of their respective officers, directors, employees, stockholders, partners (limited and/or general) managers, members, consultants or agents and each person acting in any such capacity for Delphi Global Real Estate Services, LLC, from and against any and all claims, and demands, whatsoever arising, liabilities, damages, losses, costs and expenses (including amounts paid in satisfaction of judgments, in compromises and settlements, as fines and penalties and legal or other costs and reasonable expenses of investigating or defending against any claim or alleged claim and any tax imposed on such person) of any nature whatsoever, liquidated or unliquidated, that are incurred by such person and arise out of or in connection with the affairs of Delphi Global Real Estate Services, LLC.

The Registration Rights Agreement filed as Exhibit 1.1 to this Registration Statement provides for indemnification of directors and certain officers of the Issuer and the Guarantors by the holders of the Notes against certain liabilities.

Item 21.	Exhibits and Financial Statement Schedules

(a) The following exhibits are filed as part of this Registration Statement:

Exhibit No.	Document
1.1	Registration Rights Agreement dated as of May 17, 2011 between Delphi Corporation, the guarantors listed in Schedule 1 thereto and J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Barclays Capital Inc., Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., Morgan Stanley & Co. LLC, UniCredit Capital Markets LLC and Scotia Capital (USA) Inc., as Initial Purchasers(1)

3.1	Certificate of Incorporation of Delphi Corporation(1)

3.2	By-laws of Delphi Corporation(1)

3.3	Memorandum and Articles of Association of Delphi Automotive PLC(2)

3.4	Fifth Amended and Restated Limited Liability Partnership Agreement of Delphi Automotive LLP(1)

3.5	Memorandum and Articles of Association of Delphi Automotive Holdings US Limited(1)

3.6	Articles of Association of Delphi Holdfi UK Limited(1)

3.7	Certificate of Formation of Delphi Holdings, LLC(1)

3.8	Amended and Restated Limited Liability Company Operating Agreement of Delphi Holdings, LLC(1)

3.9	Certificate of Formation of Delphi Automotive Systems, LLC(1)

3.10	Amended and Restated Limited Liability Company Operating Agreement of Delphi Automotive Systems, LLC(1)

3.11	Certificate of Formation of Delphi Connection Systems, LLC(1)

3.12	Amended and Restated Limited Liability Company Operating Agreement of Delphi Connection Systems, LLC(1)

3.13	Certificate of Formation of Delphi International Services Company, LLC(1)

3.14	Amended and Restated Limited Liability Company Operating Agreement of Delphi International Services Company, LLC(1)

3.15	Certificate of Formation of Delphi Medical Systems, LLC(1)

3.16	Amended and Restated Limited Liability Company Operating Agreement of Delphi Medical Systems, LLC(1)

3.17	Certificate of Formation of Delphi Connection Systems Holdings LLC(1)

3.18	Limited Liability Company Operating Agreement of Delphi Connection Systems Holdings LLC(1)

3.19	Certificate of Formation of Delphi Properties Management LLC(1)

3.20	Limited Liability Company Operating Agreement of Delphi Properties Management LLC(1)

3.21	Certificate of Incorporation of Delphi Technologies, Inc.(1)

3.22	Bylaws of Delphi Technologies, Inc.(1)

3.23	Certificate of Formation of Delphi Trade Management, LLC(1)

3.24	Amended and Restated Limited Liability Company Operating Agreement of Delphi Trade Management, LLC(1)

Exhibit No.	Document
3.25	Certificate of Formation of Delphi Financial Holdings, LLC(1)

3.26	Limited Liability Company Operating Agreement of Delphi Financial Holdings, LLC(1)

3.27	Articles of Organization of Delphi Global Real Estate Services, LLC(1)

3.28	Limited Liability Company Operating Agreement of Delphi Global Real Estate Services, LLC(1)

4.1	Senior Notes Indenture, dated as of May 17, 2011, among Delphi Corporation, the guarantors party thereto, Wilmington Trust Company, as trustee, and Deutsche Bank Trust Company Americas, as registrar, paying agent and authenticating agent (including forms of notes)(3)

5.1	Opinion of Davis Polk & Wardwell LLP with respect to the new Notes and related guarantees(1)

5.2	Opinion of Carey Olsen*

5.3	Opinion of CMS Cameron McKenna LLP*

5.4	Opinion of Sean Corcoran*

10.1	Redemption Agreement between Delphi Automotive LLP and General Motors Holding LLC, dated as of March 31, 2011(3)

10.2	Rights Modification Agreement dated as of March 31, 2011, by and among Delphi Automotive LLP and each of the holders of Class B membership interests party thereto(3)

10.3	Amended and Restated Credit Agreement among Delphi Automotive LLP, as Parent, Delphi Holdings S.A.R.L., as Intermediate Holdco, Delphi Corporation, as Borrower, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Citibank, N.A., as Syndication Agent, Bank of America, N.A., Barclays Bank plc and Deutsche Bank Trust Company Americas, as Co-Documentation Agents, and J.P. Morgan Securities LLC, as Sole Bookrunner and Sole Lead Arranger, dated as of May 17, 2011(3)

10.4	Form of Registration Rights Agreement(4)

10.5	First Amended and Restated Delphi Automotive LLP Board of Managers 2010 Class E-1 Interest Incentive Plan(5)

10.6	Form of Restricted Interest Grant Notice and Agreement(5)

10.7	First Amended and Restated Delphi Automotive LLP 2010 Management Value Creation Plan(5)

10.8	Form of Non-Officer Executive Participation Agreement pursuant to the Delphi Automotive LLP 2010 Management Value Creation Plan(5)

10.9	Form of Officer Participation Agreement pursuant to the Delphi Automotive LLP 2010 Management Value Creation Plan(5)

10.10	Form of Confidentiality and Noninterference Agreement pursuant to the Delphi Automotive LLP 2010 Management Value Creation Plan(5)

10.11	Form of Delphi Automotive LLP Letter re: Special Bonus for Initial Public Offering or Sale of the Company(5)

10.12	Delphi LLC Annual Incentive Plan(3)

10.13	Delphi Corporation Supplemental Executive Retirement Program(3)

10.14	Delphi Corporation Salaried Retirement Equalization Savings Program(3)

10.15	Delphi Automotive PLC Long Term Incentive Plan(5)

10.16	Form of Non-Employee Director RSU Award Agreement Pursuant to the Delphi Automotive PLC Long Term Incentive Plan(6)

10.17	Offer letter for Rodney O’Neal, dated October 2, 2009(3)

10.18	Offer letter for Ronald M. Pirtle, dated October 2, 2009(3)

Exhibit No.	Document
10.19	Offer letter for James A. Spencer, dated October 2, 2009(3)

10.20	Offer letter for Jeffrey J. Owens, dated October 2, 2009(6)

10.21	Offer letter for Kevin M. Butler, dated October 2, 2009(6)

10.22	Offer letter for Kevin P. Clark, dated June 10, 2010(3)

10.23	Agreement and Release of Claims between Delphi Automotive PLC and Ronald M. Pirtle, dated December 1, 2011(6)

10.24	Form of Officer RSU Award Agreement pursuant to Delphi Automotive PLC Long Term Incentive Plan(7)

10.25	CEO RSU Award Agreement pursuant to Delphi Automotive PLC Long Term Incentive Plan(7)

10.26	Form of Officer RSU Award Agreement (including Continuity Incentive RSU Award) pursuant to Delphi Automotive PLC Long Term Incentive Plan(7)

12.1	Computation of Ratio of Earnings to Fixed Charges(7)

21.1	Subsidiaries of Delphi Automotive PLC(7)

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

23.2	Consent of Ernst & Young LLP*

23.3	Consent of LMC-Automotive (formerly known as J.D. Power & Associates)(1)

23.4	Consent of The Freedonia Group, Inc.(1)

24.1	Powers of Attorney(1)

25.1	Statement of Eligibility of Wilmington Trust Company, as Trustee, on Form T-1(1)

99.1	Form of Letter of Transmittal(1)

99.2	Form of Notice of Guaranteed Delivery(1)

99.3	Form of Letter to Clients(1)

99.4	Form of Letter to Nominees(1)

99.5	Form of Instructions to Registered Holder and/or Book-Entry Transfer Participant from Owner(1)

*	Filed herewith.
(1)	Filed with the Registration Statement on Form S-4 (File No. 333-179829) of Delphi Automotive PLC and the subsidiary registrants on March 1, 2012.
(2)	Filed with the Registration Statement on Form 8-A (File No. 001-35346) of Delphi Automotive PLC on November 10, 2011.
(3)	Filed with the Registration Statement on Form S-1 (File No. 333-174493) of Delphi Automotive PLC on June 30, 2011.
(4)	Filed with the Registration Statement on Form S-1 (File No. 333-174493) of Delphi Automotive PLC on August 1, 2011.
(5)	Filed with the Registration Statement on Form S-1 (File No. 333-174493) of Delphi Automotive PLC on October 31, 2011.
(6)	Filed with the Registration Statement on Form S-1 (File No. 333-179282) of Delphi Automotive PLC on February 1, 2012.
(7)	Filed with the Annual Report on Form 10-K (File No. 001-35346) of Delphi Automotive PLC on February 17, 2012.

(b) The following financial statement schedule is included on page F-81 of the Registration Statement on Form S-4 (File No. 333-179829) filed on March 1, 2012:

Valuation and Qualifying Accounts and Reserves Schedule for the years ended December 31, 2011 and 2010, the period from August 19 to December 31, 2009 and the period from January 1 to October 6, 2009.

Item 22.	Undertakings

(a) The undersigned hereby undertakes:

(1) To file during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by one of our directors, officers or controlling persons in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(c) The undersigned hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(d) The undersigned hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on March 29, 2012.

DELPHI AUTOMOTIVE PLC

By:	/s/ David M. Sherbin
	Name:	David M. Sherbin
	Title:	Senior Vice President, General Counsel,
Secretary and Chief Compliance Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Principal Executive Officer and Director	March 29, 2012
Rodney O’Neal

*	Principal Financial Officer	March 29, 2012
Kevin P. Clark

*	Principal Accounting Officer	March 29, 2012
Allan J. Brazier

*	Chairman	March 29, 2012
John A. Krol

*	Director	March 29, 2012
Gary L. Cowger

*	Director	March 29, 2012
Nicholas M. Donofrio

*	Director	March 29, 2012
Mark P. Frissora

*	Director	March 29, 2012
Rajiv L. Gupta

*	Director	March 29, 2012
J. Randall MacDonald

*	Director	March 29, 2012
Sean O. Mahoney

Signature	Title	Date

*	Director	March 29, 2012
Michael McNamara

*	Director	March 29, 2012
Thomas W. Sidlik

*	Director	March 29, 2012
Bernd Wiedemann

*	Director	March 29, 2012
Lawrence A. Zimmerman

* The undersigned, by signing his name hereto, does execute this Registration Statement on behalf of the persons identified above pursuant to a power of attorney previously filed in connection with this Registration Statement.

By:	/s/ David M. Sherbin
David M. Sherbin Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on March 29, 2012.

DELPHI AUTOMOTIVE LLP

By:	DELPHI AUTOMOTIVE PLC, its managing member

By:	/s/ David M. Sherbin
	Name:	David M. Sherbin
	Title:	Senior Vice President, General Counsel,
Secretary and Chief Compliance Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on March 29, 2012.

DELPHI CORPORATION

By:	/s/ David M. Sherbin
	Name:	David M. Sherbin
	Title:	Vice President, General Counsel,
Secretary and Chief Compliance Officer

DELPHI HOLDINGS, LLC

By:	DELPHI CORPORATION, its sole member

By:	/s/ David M. Sherbin
	Name:	David M. Sherbin
	Title:	Vice President, General Counsel, Secretary and Chief Compliance Officer

DELPHI CONNECTION SYSTEMS, LLC DELPHI INTERNATIONAL SERVICES COMPANY, LLC DELPHI MEDICAL SYSTEMS, LLC

By:	DELPHI HOLDINGS, LLC, its sole member

By:	DELPHI CORPORATION, its sole member

By:	/s/ David M. Sherbin
	Name:	David M. Sherbin
	Title:	Vice President, General Counsel, Secretary and Chief Compliance Officer

DELPHI CONNECTION SYSTEMS HOLDINGS LLC

By:	DELPHI CONNECTION SYSTEMS, LLC, its sole member

By:	DELPHI HOLDINGS, LLC, its sole member

By:	DELPHI CORPORATION, its sole member

By:	/s/ David M. Sherbin
	Name:	David M. Sherbin
	Title:	Vice President, General Counsel, Secretary and Chief Compliance Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Principal Executive Officer	March 29, 2012
Rodney O’Neal

*	Principal Financial Officer and Director	March 29, 2012
Kevin P. Clark

*	Director	March 29, 2012
Kevin M. Butler

/s/ David M. Sherbin	Director	March 29, 2012
David M. Sherbin

* The undersigned, by signing his name hereto, does execute this Registration Statement on behalf of the persons identified above pursuant to a power of attorney previously filed in connection with this Registration Statement.

By:	/s/ David M. Sherbin
David M. Sherbin Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on March 29, 2012.

DELPHI AUTOMOTIVE HOLDINGS US LIMITED

By:	/s/ David M. Sherbin
	Name:	David M. Sherbin
	Title:	Class A Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ David M. Sherbin	Class A Director	March 29, 2012
David M. Sherbin

*	Class A Director	March 29, 2012
Keith D. Stipp

* The undersigned, by signing his name hereto, does execute this Registration Statement on behalf of the person identified above pursuant to a power of attorney previously filed in connection with this Registration Statement.

By:	/s/ David M. Sherbin
David M. Sherbin Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on March 29, 2012.

DELPHI HOLDFI UK LIMITED

By:	/s/ David M. Sherbin
	Name:	David M. Sherbin
	Title:	Class A Director

DELPHI FINANCIAL HOLDINGS, LLC

By:	DELPHI HOLDFI UK LIMITED, its sole member

By:	/s/ David M. Sherbin
	Name:	David M. Sherbin
	Title:	Class A Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ David M. Sherbin	Class A Director	March 29, 2012
David M. Sherbin

*	Class A Director	March 29, 2012
Keith D. Stipp

*	Class B Director	March 29, 2012
Marc C. McGuire

*	Class B Director	March 29, 2012
Jean-Michel Paumier

*	Class B Director	March 29, 2012
Isabelle Vagne

* The undersigned, by signing his name hereto, does execute this Registration Statement on behalf of the persons identified above pursuant to a power of attorney previously filed in connection with this Registration Statement.

By:	/s/ David M. Sherbin
David M. Sherbin Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on March 29, 2012.

DELPHI AUTOMOTIVE SYSTEMS, LLC

By:	/s/ David M. Sherbin
	Name:	David M. Sherbin
	Title:	Vice President, General Counsel,
Secretary and Chief Compliance Officer

DELPHI TRADE MANAGEMENT, LLC

By:	DELPHI AUTOMOTIVE SYSTEMS, LLC, its sole member

By:	/s/ David M. Sherbin
	Name:	David M. Sherbin
	Title:	Vice President, General Counsel, Secretary and Chief Compliance Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Principal Executive Officer	March 29, 2012
Rodney O’Neal

*	Principal Financial Officer	March 29, 2012
Kevin P. Clark

* The undersigned, by signing his name hereto, does execute this Registration Statement on behalf of the persons identified above pursuant to a power of attorney previously filed in connection with this Registration Statement.

By:	/s/ David M. Sherbin
David M. Sherbin Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Troy, State of Michigan, on March 29, 2012.

DELPHI TECHNOLOGIES, INC.

By:	/s/ David M. Sherbin
	Name:	David M. Sherbin
	Title:	General Counsel and Secretary

DELPHI PROPERTIES MANAGEMENT LLC

By:	DELPHI TECHNOLOGIES, INC. its sole member

By:	/s/ David M. Sherbin
	Name:	David M. Sherbin
	Title:	General Counsel and Secretary

DELPHI GLOBAL REAL ESTATE SERVICES, LLC

By:	DELPHI PROPERTIES MANAGEMENT, LLC its sole member

By:	DELPHI TECHNOLOGIES, INC. its sole member

By:	/s/ David M. Sherbin
	Name:	David M. Sherbin
	Title:	General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ David M. Sherbin	Director	March 29, 2012
David M. Sherbin

*	Director	March 29, 2012
Andrew Brown, Jr.

* The undersigned, by signing his name hereto, does execute this Registration Statement on behalf of the person identified above pursuant to a power of attorney previously filed in connection with this Registration Statement.

By:	/s/ David M. Sherbin
David M. Sherbin Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Document
1.1	Registration Rights Agreement dated as of May 17, 2011 between Delphi Corporation, the guarantors listed in Schedule 1 thereto and J.P. Morgan Securities LLC, Citigroup Global Markets Inc., Barclays Capital Inc., Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., Morgan Stanley & Co. LLC, UniCredit Capital Markets LLC and Scotia Capital (USA) Inc., as Initial Purchasers(1)

3.1	Certificate of Incorporation of Delphi Corporation(1)

3.2	By-laws of Delphi Corporation(1)

3.3	Memorandum and Articles of Association of Delphi Automotive PLC(2)

3.4	Fifth Amended and Restated Limited Liability Partnership Agreement of Delphi Automotive LLP(1)

3.5	Memorandum and Articles of Association of Delphi Automotive Holdings US Limited(1)

3.6	Articles of Association of Delphi Holdfi UK Limited(1)

3.7	Certificate of Formation of Delphi Holdings, LLC(1)

3.8	Amended and Restated Limited Liability Company Operating Agreement of Delphi Holdings, LLC(1)

3.9	Certificate of Formation of Delphi Automotive Systems, LLC(1)

3.10	Amended and Restated Limited Liability Company Operating Agreement of Delphi Automotive Systems, LLC(1)

3.11	Certificate of Formation of Delphi Connection Systems, LLC(1)

3.12	Amended and Restated Limited Liability Company Operating Agreement of Delphi Connection Systems, LLC(1)

3.13	Certificate of Formation of Delphi International Services Company, LLC(1)

3.14	Amended and Restated Limited Liability Company Operating Agreement of Delphi International Services Company, LLC(1)

3.15	Certificate of Formation of Delphi Medical Systems, LLC(1)

3.16	Amended and Restated Limited Liability Company Operating Agreement of Delphi Medical Systems, LLC(1)

3.17	Certificate of Formation of Delphi Connection Systems Holdings LLC(1)

3.18	Limited Liability Company Operating Agreement of Delphi Connection Systems Holdings LLC(1)

3.19	Certificate of Formation of Delphi Properties Management LLC(1)

3.20	Limited Liability Company Operating Agreement of Delphi Properties Management LLC(1)

3.21	Certificate of Incorporation of Delphi Technologies, Inc.(1)

3.22	Bylaws of Delphi Technologies, Inc.(1)

3.23	Certificate of Formation of Delphi Trade Management, LLC(1)

3.24	Amended and Restated Limited Liability Company Operating Agreement of Delphi Trade Management, LLC(1)

Exhibit No.	Document
3.25	Certificate of Formation of Delphi Financial Holdings, LLC(1)

3.26	Limited Liability Company Operating Agreement of Delphi Financial Holdings, LLC(1)

3.27	Articles of Organization of Delphi Global Real Estate Services, LLC(1)

3.28	Limited Liability Company Operating Agreement of Delphi Global Real Estate Services, LLC(1)

4.1	Senior Notes Indenture, dated as of May 17, 2011, among Delphi Corporation, the guarantors party thereto, Wilmington Trust Company, as trustee, and Deutsche Bank Trust Company Americas, as registrar, paying agent and authenticating agent (including forms of notes)(3)

5.1	Opinion of Davis Polk & Wardwell LLP with respect to the new Notes and related guarantees(1)

5.2	Opinion of Carey Olsen*

5.3	Opinion of CMS Cameron McKenna LLP*

5.4	Opinion of Sean Corcoran*

10.1	Redemption Agreement between Delphi Automotive LLP and General Motors Holding LLC, dated as of March 31, 2011(3)

10.2	Rights Modification Agreement dated as of March 31, 2011, by and among Delphi Automotive LLP and each of the holders of Class B membership interests party thereto(3)

10.3	Amended and Restated Credit Agreement among Delphi Automotive LLP, as Parent, Delphi Holdings S.A.R.L., as Intermediate Holdco, Delphi Corporation, as Borrower, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Citibank, N.A., as Syndication Agent, Bank of America, N.A., Barclays Bank plc and Deutsche Bank Trust Company Americas, as Co-Documentation Agents, and J.P. Morgan Securities LLC, as Sole Bookrunner and Sole Lead Arranger, dated as of May 17, 2011(3)

10.4	Form of Registration Rights Agreement(4)

10.5	First Amended and Restated Delphi Automotive LLP Board of Managers 2010 Class E-1 Interest Incentive Plan(5)

10.6	Form of Restricted Interest Grant Notice and Agreement(5)

10.7	First Amended and Restated Delphi Automotive LLP 2010 Management Value Creation Plan(5)

10.8	Form of Non-Officer Executive Participation Agreement pursuant to the Delphi Automotive LLP 2010 Management Value Creation Plan(5)

10.9	Form of Officer Participation Agreement pursuant to the Delphi Automotive LLP 2010 Management Value Creation Plan(5)

10.10	Form of Confidentiality and Noninterference Agreement pursuant to the Delphi Automotive LLP 2010 Management Value Creation Plan(5)

10.11	Form of Delphi Automotive LLP Letter re: Special Bonus for Initial Public Offering or Sale of the Company(5)

10.12	Delphi LLC Annual Incentive Plan(3)

10.13	Delphi Corporation Supplemental Executive Retirement Program(3)

10.14	Delphi Corporation Salaried Retirement Equalization Savings Program(3)

10.15	Delphi Automotive PLC Long Term Incentive Plan(5)

10.16	Form of Non-Employee Director RSU Award Agreement Pursuant to the Delphi Automotive PLC Long Term Incentive Plan(6)

10.17	Offer letter for Rodney O’Neal, dated October 2, 2009(3)

10.18	Offer letter for Ronald M. Pirtle, dated October 2, 2009(3)

Exhibit No.	Document
10.19	Offer letter for James A. Spencer, dated October 2, 2009(3)

10.20	Offer letter for Jeffrey J. Owens, dated October 2, 2009(6)

10.21	Offer letter for Kevin M. Butler, dated October 2, 2009(6)

10.22	Offer letter for Kevin P. Clark, dated June 10, 2010(3)

10.23	Agreement and Release of Claims between Delphi Automotive PLC and Ronald M. Pirtle, dated December 1, 2011(6)

10.24	Form of Officer RSU Award Agreement pursuant to Delphi Automotive PLC Long Term Incentive Plan(7)

10.25	CEO RSU Award Agreement pursuant to Delphi Automotive PLC Long Term Incentive Plan(7)

10.26	Form of Officer RSU Award Agreement (including Continuity Incentive RSU Award) pursuant to Delphi Automotive PLC Long Term Incentive Plan(7)

12.1	Computation of Ratio of Earnings to Fixed Charges(7)

21.1	Subsidiaries of Delphi Automotive PLC(7)

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

23.2	Consent of Ernst & Young LLP*

23.3	Consent of LMC-Automotive (formerly known as J.D. Power & Associates)(1)

23.4	Consent of The Freedonia Group, Inc.(1)

24.1	Powers of Attorney(1)

25.1	Statement of Eligibility of Wilmington Trust Company, as Trustee, on Form T-1(1)

99.1	Form of Letter of Transmittal(1)

99.2	Form of Notice of Guaranteed Delivery(1)

99.3	Form of Letter to Clients(1)

99.4	Form of Letter to Nominees(1)

99.5	Form of Instructions to Registered Holder and/or Book-Entry Transfer Participant from Owner(1)

*	Filed herewith.
(1)	Filed with the Registration Statement on Form S-4 (File No. 333-179829) of Delphi Automotive PLC and the subsidiary registrants on March 1, 2012.
(2)	Filed with the Registration Statement on Form 8-A (File No. 001-35346) of Delphi Automotive PLC on November 10, 2011.
(3)	Filed with the Registration Statement on Form S-1 (File No. 333-174493) of Delphi Automotive PLC on June 30, 2011.
(4)	Filed with the Registration Statement on Form S-1 (File No. 333-174493) of Delphi Automotive PLC on August 1, 2011.
(5)	Filed with the Registration Statement on Form S-1 (File No. 333-174493) of Delphi Automotive PLC on October 31, 2011.
(6)	Filed with the Registration Statement on Form S-1 (File No. 333-179282) of Delphi Automotive PLC on February 1, 2012.
(7)	Filed with the Annual Report on Form 10-K (File No. 001-35346) of Delphi Automotive PLC on February 17, 2012.